SEVENTH AMENDMENT TO
AMENDED AND RESTATED AGREEMENT FOR WHOLESALE FINANCING
(Finished Goods - Shared Credit Facility)

This Seventh Amendment to Amended and Restated Agreement for Wholesale Financing (“Amendment”) is made as of this 29th day of December, 2009 by and among TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“Secured Party”), COUNTRYPLACE ACCEPTANCE CORPORATION, a Nevada corporation (“CountryPlace”), PALM HARBOR HOMES, INC., a Florida corporation (“PHHI”), PALM HARBOR MANUFACTURING, L.P., a Texas limited partnership (“PHM” and together with PHHI, each a “Borrower” and together the “Borrowers”).

WITNESSETH THAT:

WHEREAS, the Secured Party and Borrowers are parties to that certain Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated May 25, 2004, as amended by that certain First Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated June 30, 2005, as further amended by that certain Second Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated January 19, 2006, as further amended by that certain Third Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated May 29, 2007, as further amended by that certain Fourth Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated May 30, 2008, and as further amended by that certain Fifth Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated April 28, 2009, as further amended by that certain Sixth Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility), dated June 4, 2009 (as so amended, the “Agreement”);

WHEREAS, the Borrowers have requested that the Secured Party amend the Agreement in certain respects and Secured Party has agreed to so amend the Agreement, subject to the terms and conditions hereof.

NOW THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.	All capitalized terms used and not otherwise defined herein shall have the same meanings provided therefore in the Agreement.

2.
The Borrowers acknowledge and agree that the Events of Default set forth on Exhibit A hereto have occurred and are continuing as of the date hereof (the “Specified Events of Default”).  In consideration of the premises and the mutual obligations hereinafter contained, the Secured Party waives such Specified Events of Default; provided, that such waiver is limited to such Specified Events of Default and shall not be, or be deemed to be, a waiver of any other Default or Event of Default, whether presently or hereafter existing, or a consent to any matter prohibited by the terms of the Agreement.

3.	The first sentence of the last paragraph of Section 7 of the Agreement is hereby amended by replacing such paragraph in its entirety with the following:

“Anything contained herein to the contrary notwithstanding and except as set forth below, no Advance shall be funded hereunder by the Administrative Agent or any Lender when the Collateral Coverage is greater than point six to one (.6:1); provided, however, that at any time on or before January 31, 2010, the Administrative Agent, acting at the instruction of the Majority Lenders, may continue to make Advances if the Collateral Coverage exceeds the ratio set forth above (any such Advance shall be referred to herein as an “Overadvance”) so long as the amount of Advances outstanding hereunder does not, and would not after giving effect to such Overadvance, exceed the Total Credit Line.”

4.	Section 9 of the Agreement is hereby amended by adding the following new paragraph at the end such Section 9:

“If at any time the aggregate principal amount of the outstanding Advances under this Agreement exceeds the Total Credit Line, the Borrowers agree to immediately pay to the Administrative Agent on behalf of the Lenders the amount of such excess so that the aggregate principal amount of the outstanding Advances under this Agreement no longer exceeds the Total Credit Line after giving effect to such payment.”

5.	Section 10 of the Agreement is hereby amended by adding the following new paragraph at the end of such Section 10:

“Notwithstanding the above, interest shall accrue on any Overadvance in an amount equal to the rate that would otherwise apply to such Advance plus 2.00%.”

6.	Section 37.1 of the Agreement is hereby amended by adding the following new clause (e) at the end of such Section 37.1:

(e)	Minimum Finished Goods Inventory. Borrowers covenant that they will maintain, as of December 31, 2009, Finished Goods Inventory of not less than $68,000,000.

7.	The definition of “Total Credit Line” under the Agreement is hereby amended by replacing such definition in its entirety with the following:

Total Credit Line - means, (a) $45,000,000 as of the date hereof through January 31, 2010 and (b) $40,000,000 thereafter until the Maturity Date.

8.	The Definition Appendix is hereby amended by inserting as new definitions, “Collateral Coverage,” and “Finished Goods Inventory, in the correct alphabetical order, and defined as follows:

Finished Goods Inventory - means the Borrowers’ inventory of completed manufactured or modular homes (i.e. the amount of “Finished Goods” as listed on Borrowers’ financial statements from time to time).

Collateral Coverage - means, as of any relevant date of determination, the ratio of (i) the aggregate outstanding principal amount of Advances, to (ii) the aggregate invoice amount of, without duplication, the Finished Goods Inventory.

9.
Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Secured Party hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrowers shall have no rights under this Amendment, until Secured Party shall have received as additional consideration for its agreements herein (a) duly executed signature pages to this Amendment from the Borrowers and the Secured Party, (b) a duly executed Pledge Agreement, in form and substance attached hereto as Exhibit B, pursuant to which PHHI pledges its ownership interests in Standard Casualty Company as additional collateral under the Agreement, (c) delivery of the original stock certificates or other certificated ownership interests of Standard Casualty Company together with irrevocable proxies and stock powers and/or assignments, as applicable, duly executed in blank, and (d) payment by Borrowers to Secured Party of a waiver fee in the amount $4299.56.  Borrowers hereby acknowledge and agree that they are receiving significant benefits as a result of the modifications contained herein, and the pledge by PHHI of 100% of the equity of Standard will directly and indirectly benefit the Borrowers and Standard.

10.	Each Borrower hereby represents and warrants that:

(a)
the execution, delivery and performance by such Borrower of this Amendment (i) are within such Borrower’s power; (ii) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (iii) are not in contravention of any provision of such Borrower’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any governmental authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Borrower or any of its subsidiaries is a party or by which such Borrower or any such subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any lien or other security interest upon any of the property of such Borrower or any of its subsidiaries other than those in favor of Secured Party, pursuant to the Agreement; and (vii) do not require the consent or approval of any governmental authority or any other person or entity;

(b)
this Amendment has been duly executed and delivered for the benefit of or on behalf of each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(c)
After giving effect to this Amendment, the representations and warranties contained in the Agreement are true and correct in all material respects (provided  that representations and warranties that speak as of a specific date shall continue to speak as to that date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

11.
From the date hereof through January 31, 2010, without the consent of Secured Party, CountryPlace hereby covenants and agrees that it shall not, and each Borrower hereby covenants and agrees that it shall not permit CountryPlace to, suffer or permit any of its subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or otherwise) or preference, mortgage, deed of trust, priority or other security interest or preferential treatment of any kind or nature whatsoever (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) or permit any contingent or other agreement to provide any of the foregoing on any of the assets or property of CountryPlace, except for (a) liens existing as of the date hereof and set forth on Schedule 10 hereto, including replacement liens on the property subject to such liens, (b) liens for taxes, fees, assessments or other governmental charges or levies which are not delinquent or  remain payable without penalty or which are being contested in good faith by appropriate proceedings for which adequate reserves have been set aside on CountryPlace’s books (so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto); (c) carriers' warehousemen's, mechanics', landlords' materialmen's, repairmen's or similar liens incurred in the ordinary course of business for sums not yet due or are being contested in good faith by appropriate proceedings for which adequate reserves have been set aside on CountryPlace’s books; (d) liens consisting of pledges or deposits required in connection with workers' compensation, unemployment insurance and other social security legislation or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeals bonds, bids, leases, governmental contracts, trade contracts, performance and return of money bonds and similar obligations or  to secure liability to insurance carriers which are not overdue by more than 45 days; (e) easements, encroachments, covenants, equitable servitudes, rights of way, zoning and other restrictions, minor defects, or other similar encumbrances or municipal and zoning ordinances, and liens on real property for general real estate taxes and assessments which do not interfere with the conduct of business of CountryPlace and which are not yet delinquent or are being contested in good faith by appropriate proceedings for which adequate reserves have been set aside on CountryPlace’s books; (f) liens arising from precautionary uniform commercial code financing statements filed under any operating lease; liens consisting of the interest of the lessee under any lease or sublease granted to others by CountryPlace or any of its subsidiaries; (g) customary rights of setoff, revocation, refund or chargeback under deposit agreements or under the UCC of banks or other financial institutions where CountryPlace or any of its subsidiaries maintain deposits; (h) liens arising from the granting of a non-exclusive license to any person; (i) liens attaching solely to earnest money deposits made by CountryPlace or any of its subsidiaries in connection with any letter of intent or purchase agreement; (j) liens deemed to exist in connection with repurchase agreements and other similar investments; and (k) liens arising under operation of law on insurance policies and proceeds thereof to secure premiums thereunder; provided, however, that notwithstanding the above, if an Event of Default occurs prior to January 31, 2010, this covenant shall remain in effect until such Event of Default has been cured or waived.

12.
From the date hereof through January 31, 2010, without the consent of Secured Party, each Borrower hereby covenants and agrees that it shall not, nor permit any of its subsidiaries to, pledge, encumber or hypothecate any ownership in CountryPlace or its subsidiaries to any other person; provided, however, that notwithstanding the above, if an Event of Default occurs prior to January 31, 2010, this covenant shall remain in effect until such Event of Default has been cured or waived.

13.
Promptly upon request by the Secured Party, the Borrowers shall take such additional actions as the Secured Party may reasonably require from time to time (other than with respect to CountryPlace) in order (i) to carry out more effectively the purposes of the Agreement, (ii) to subject to the liens created by the Agreement on any of the Borrowers’ properties, rights or interests covered by the Agreement, (iii) to perfect and maintain the validity, effectiveness and priority of the Agreement and the liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Secured Party the rights granted or now or hereafter intended to be granted to the Secured Party under the Agreement or under any other document executed in connection therewith.

14.
As amended hereby, all terms of the Agreement shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers party thereto except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights and remedies in general.

15.
Each Borrower consents to the execution and delivery of this Amendment by the other Borrower and the consummation of the transactions described herein, and ratifies and confirms the terms of the Agreement with respect to the indebtedness now or hereafter outstanding under the Agreement as amended hereby.

16.
Each Borrower hereby acknowledges that, as of the date hereof, the security interests and liens granted to Secured Party under the Agreement are in full force and effect, are properly perfected (other than with respect to fixtures of the Borrowers and the possession of the stock certificates of CountryPlace and all direct subsidiaries of PHHI) and are enforceable in accordance with the terms of the Agreement.

17.
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Secured Party under the Agreement, nor constitute a waiver of any provision of the Agreement.

18.	This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia and all applicable federal laws of the United States of America.

19.	This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Agreement or an accord and satisfaction in regard thereto.

20.
The Borrowers agree to pay on demand all costs and expenses of Secured Party in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Secured Party with respect thereto up to a maximum of $30,000 plus reasonable fees and expenses related to any appraisal ordered by the Secured Party.

21.
This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or electronic transmission by “PDF” shall be as effective as delivery of a manually executed counterpart hereof.

22.	This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

23.
This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

24.
In consideration for the agreements of Secured Party hereunder, each of the Borrowers, on behalf of itself and its successors, assigns and affiliates, and any other person or entity claiming through it, hereby releases and discharges Secured Party and its respective predecessors, successors, assigns, directors, officers, members, agents, employees, representatives, affiliates, and attorneys (collectively, the “Releasees”) of and from, and hereby waive and covenant not to bring any action against the Releasees or any of them regarding, any and all claims, rights, actions, demands, injuries, damages, compensation, or causes of action of every kind and nature, whether foreseen or unforeseen, contingent or actual, liquidated or unliquidated, known or unknown, whether in tort or contract, which such Borrower has against the Releasees or any of them, or which might or could arise under state, federal, or local law, including common law, from the beginning of the world up to the date hereof (the “Claims”). As a consequence of this paragraph and for the purpose of implementing a general, full and complete release and discharge of the Releasees and each of them, each Borrower expressly acknowledges that its release is intended to include, without limitation, Claims of which it is unaware or does not expect to exist in its favor, and that this release contemplates the release and discharge of any and all of the Claims.  Each of the Borrowers acknowledges and agrees that the possibility that unknown Claims may exist, being known and understood by them, has been explicitly considered and taken into account in its execution hereof, for the purpose of implementing a full and complete release and discharge of the Releasees and each of them.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officer or representative as of the effective date first above written.

BORROWERS:		SECURED PARTY:

PALM HARBOR HOMES, INC.		TEXTRON FINANCIAL CORPORATION

By:	/s/ Larry Keener	By:	/s/ Henry Cruz
Name:	Larry Keener	Name:	Henry Cruz
Title:	Chairman/CEO	Title:	Sr. Vice President - Special Assets

PALM HARBOR MANUFACTURING, L.P.

By:	Palm Harbor GenPar, LLC
Its: General Partner

	By:	/s/ Kelly Tacke
	Name:	Kelly Tacke
	Title:	Vice President

ACKNOWLEDGED AND AGREED WITH RESPECT TO SECTION 11:

COUNTRYPLACE ACCEPTANCE
CORPORATION

By:	/s/ Kelly Tacke
Name:	Kelly Tacke
Title:	Vice President

SCHEDULE 10

CountryPlace Existing Liens

Exhibit A

Specified Events of Default

1.  Borrower’s failure to pay the interest payment for the month of December, due on December 1, 2009.

2.  Borrower’s failure to deliver each certificate of title or manufacturer statement of origin issued for Palm Harbor Brand Homes as required pursuant to Section 17(c) of the Agreement.

3.  Borrower’s failure to make a payment with respect to curtailment amounts owed in the amount of $1,646,686.

Exhibit B

Pledge Agreement